UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2010

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada	L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States	33634
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900 (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On August 4, 2010, Cott Corporation (the “Company”) issued a press release reporting financial results for the fiscal quarter ended July 3, 2010. A copy of the press release is furnished herewith under the Securities Exchange Act of 1934, as amended, as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02 as if fully set forth herein.

Item 7.01.	Regulation FD Disclosure

On July 7, 2010, the Company entered into an Asset Purchase Agreement with Cliffstar Corporation (“Cliffstar”) to acquire substantially all of the assets and liabilities of Cliffstar and its affiliated companies. Cliffstar, a privately-held corporation headquartered in Dunkirk, New York, manufactures, sells and distributes non-alcoholic beverages, primarily private-label shelf-stable juices.

On August 4, 2010, the Company announced that it intends to offer, subject to market and other conditions, U.S. $65 million of its common shares pursuant to an underwritten public offering (the “Common Share Offering”). In connection with the Common Share Offering, the Company will grant the underwriters an option for 30 days to purchase an additional $9.75 million of common shares to cover over-allotments, if any. A copy of the press release announcing the Common Share Offering is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events

Attached as Exhibit 99.3 to this Form 8-K and incorporated herein by reference are Cliffstar’s audited consolidated balance sheets as of January 2, 2010 and January 3, 2009, and the related consolidated statements of operations, stockholders’ equity and cash flows for the three year period ended January 2, 2010.

Attached as Exhibit 99.4 to this Form 8-K and incorporated herein by reference are Cliffstar’s unaudited consolidated balance sheet as of July 3, 2010 and the related unaudited consolidated statements of income for the three and six month periods ended July 3, 2010 and July 4, 2009, and the related unaudited consolidated statements of shareholders’ equity and cash flows for the six month periods ended July 3, 2010 and July 4, 2009.

Attached as Exhibit 99.5 to this Form 8-K and incorporated herein by reference is the Company’s unaudited pro forma condensed combined balance sheet as of July 3, 2010, unaudited pro forma condensed combined statements of operations for the fiscal year ended January 2, 2010, the six months ended July 3, 2010 and June 27, 2009, and for the twelve months ended July 3, 2010.

This pro forma financial information gives effect to certain pro forma events related to the Company’s acquisition of Cliffstar and has been presented for informational purposes only. It does not purport to project the future financial position or operating results of the post-transaction combined company.

In accordance with general instruction B.2 of Form 8-K, the information in this report (including exhibits) that is being furnished pursuant to Item 2.02 or Item 7.01 of Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act, as amended, or otherwise subject to liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as expressly set forth in such filing. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP, independent accountants for Cliffstar Corporation.

99.1	Press Release dated August 4, 2010 Announcing Financial Results for the Fiscal Quarter Ended July 3, 2010.

99.2	Press Release dated August 4, 2010 Announcing Intention to Offer Common Shares.

99.3	Cliffstar Corporation audited consolidated balance sheets as of January 2, 2010 and January 3, 2009, and the related consolidated statements of income, stockholders’ equity and cash flows for the three year period ended January 2, 2010.

99.4	Cliffstar Corporation unaudited consolidated balance sheet as of July 3, 2010 and the related unaudited consolidated statement of income for the three and six month periods ended July 3, 2010 and July 4, 2009 and the related unaudited consolidated statements of shareholders’ equity and cash flows for the six months periods ended July 3, 2010 and July 4, 2009.

99.5	Cott Corporation unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation (Registrant)
August 4, 2010

	By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP, independent accountants for Cliffstar Corporation.

99.1	Press Release dated August 4, 2010 Announcing Financial Results for the Fiscal Quarter Ended July 3, 2010.

99.2	Press Release dated August 4, 2010 Announcing Intention to Offer Common Shares.

99.3	Cliffstar Corporation audited consolidated balance sheets as of January 2, 2010 and January 3, 2009, and the related consolidated statements of income, stockholders’ equity and cash flows for the three year period ended January 2, 2010.

99.4	Cliffstar Corporation unaudited consolidated balance sheet as of July 3, 2010 and the related unaudited consolidated statement of income for the three and six month periods ended July 3, 2010 and July 4, 2009 and the related unaudited consolidated statements of shareholders’ equity and cash flows for the six months periods ended July 3, 2010 and July 4, 2009.

99 5	Cott Corporation unaudited pro forma condensed combined financial information.